UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 30, 2011

Radiant Logistics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50283	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, SE, Third Floor Bellevue, WA		98004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (425) 943-4599

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2011, Robert F. Friedman, completed the term of his employment agreement as President of our operating subsidiary, Adcom Express, Inc. d/b/a Adcom Worldwide (the “Company”, “we” or “us”) and separated from the Company in connection with his planned retirement.  In connection with this change, Bohn Crain, the Company’s Chairman and CEO will assume additional responsibilities as the President of the operating subsidiary. Mr. Crain’s business experience is set forth in Item 10 of our Annual Report on Form 10-K for the year ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: June 30, 2011	By: /s/ Bohn H. Crain Bohn H. Crain Chief Executive Officer